UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 7, 2007

1-800 CONTACTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

66 E. Wadsworth Park Drive, Draper UT	84020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 316-5000

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)

Item 8.01  Other Events

On August 7, 2007, 1-800 CONTACTS, INC. (“1-800 CONTACTS” or “the Company”) issued a press release announcing that it will hold a special meeting of stockholders on Thursday, September 6, 2007 at 8:00 a.m. Mountain time.  The meeting will be held at 1-800 CONTACTS’ executive offices at 66 E. Wadsworth Park Drive, Draper, Utah 84020.  At this meeting, stockholders will vote on the previously announced merger agreement, dated as of June 3, 2007, among 1-800 CONTACTS and affiliates of Fenway Partners Capital Fund III, L.P., pursuant to which such affiliates have agreed to acquire 1-800 CONTACTS for $24.25 per share.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Forward-Looking Statements

In addition to historical information, this report and the exhibit attached hereto contain forward-looking statements made by 1-800 CONTACTS in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  These forward-looking statements include all statements which are not purely historical and include, but are not necessarily limited to, all statements relating in any way to the proposed transaction with Fenway Partners.  All such forward-looking statements are based upon information available to the Company as of the date hereof, and the Company disclaims any intention or obligation to update any such forward-looking statements.  Actual results could differ materially from current expectations.  Factors that could cause or contribute to such differences include, among others, the risks and uncertainties identified in “Risk Factors” and elsewhere in the Annual Report on Form 10-K of 1-800 CONTACTS and Quarterly Reports on Forms 10-Q and Current Reports on Forms 8-K filed since the filing of 1-800 CONTACTS’ Form 10-K with the SEC.

Where You Can Find Additional Information

1-800 CONTACTS, INC. filed with the Securities and Exchange Commission (the “SEC”), and is furnishing to its stockholders, a definitive proxy statement soliciting proxies for the meeting of its stockholders to be held with respect to the proposed merger between the Company and the affiliates of Fenway Partners.  1-800 CONTACTS STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION.  1-800 CONTACTS stockholders and other interested parties can obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  1-800 CONTACTS stockholders and other interested parties can also obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to 1-800 CONTACTS, INC., 66 E. Wadsworth Park Drive, Draper, Utah  84020, Attention: Corporate Secretary, telephone: (801) 316-5000, or from the Company’s website, http://www.1800contacts.com.

1-800 CONTACTS and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of 1-800 CONTACTS with respect to the proposed merger.  Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in 1-800 CONTACTS’ definitive proxy statement relating to the proposed merger filed with the SEC.  Information regarding certain of these persons and their beneficial ownership of 1-800 CONTACTS common stock is set forth in the definitive proxy statement described above.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1            Press release dated August 7, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.

Dated: August 7, 2007	By	/s/ Robert G. Hunter
Robert G. Hunter
Chief Financial Officer